Dreyfus Premier
      New Leaders Fund, Inc.

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         New Leaders Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier New leaders Fund, Inc., covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

In 2002, investors witnessed the third consecutive year of negative returns for the broad U.S. stock markets. Virtually every industry group, investment style and capitalization range, including midcap stocks, suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,



/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier New Leaders Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2002, Dreyfus Premier New Leaders Fund, Inc. produced a total return of -11.55% for its A shares.(1) The fund's former benchmark, the Russell 2500 Index, achieved a total return of -17.80% for the reporting period. The fund' s new benchmark, the Russell Midcap Index, achieved a total return of -16.19% for the reporting period.(2,3)

From its inception on November 27, 2002 and the end of the reporting period on December 31, 2002, the fund produced total returns of -1.38% for its B shares, -1.35% for C shares, -1.30 for R shares and -1.35% for T shares. From November 30, 2002 through the end of the reporting period, the fund's old benchmark, the Russell 2500 Index, and the fund's new benchmark, the Russell Midcap Index, achieved total returns of -4.52% and -3.94%, respectively.(2,3)

2002 proved to be an exceptionally challenging period for most stocks, as sluggish economic growth and deteriorating investor sentiment drove prices lower. While we are never satisfied with negative returns, we are pleased that the fund outperformed its benchmark, primarily because of strong individual stock selections in seven of the nine industry groups that comprise the Russell Midcap Index.

What is the fund's investment approach?

The fund invests primarily in a diversified group of small and midsize companies, focusing on new leaders in their industries that offer products or services we believe enhance prospects for growth of future earnings or revenues. We consider factors that we believe are likely to affect a stock's performance, such as changes in a company's management or organizational structure

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market's various industries and sectors, supervising a team of sector managers who each make buy-and-sell recommendations within their respective areas of expertise.

What other factors influenced the fund's performance?

The U.S. economy emerged from recession in early 2002 and grew slowly and inconsistently during the remainder of the reporting period. The slow pace of recovery led to disappointing earnings reports from companies in a wide range of industry groups. Financial problems and scandals at several prominent companies further undermined investor confidence, as did concerns regarding the economic impact of conflict in the Middle East. These factors drove stock prices lower across most industry groups and investment styles.

Although these conditions undermined stock prices in most areas of the market, small- and midcap stocks proved somewhat more resilient than their large-cap counterparts. That' s partly because smaller company stocks stood at relatively attractive valuations when the reporting period began. Large-cap stocks were hurt more severely by their lower relative earnings growth rates and investors' disdain for complex finances and complicated accounting practices.

Technology stocks accounted for many of the market's deepest declines, as corporate capital spending remained persistently weak. The fund also suffered significant losses in its technology holdings, including semiconductor companies such as Conexant, software developers such as Mercury Interactive, and storage hardware developers such as Emulex. However, the fund delivered much stronger returns than its benchmark in the health care, consumer discretionary and auto and transport groups. In health care, we de-emphasized biotechnology, which declined sharply. Instead, we focused on generic drug producers such as Teva Pharmaceuticals and service companies such as Anthem, which main tained most of their value during the reporting period. Strong individual stock selections among consumer discretionary stocks, such as radio programmer Westwood One, hotel and gaming company MGM Mirage and discount retailer Family Dollar Stores, boosted the fund's relative performance. In autos and transports, returns benefited from the fund's concentration on exceptionally profitable, well-managed companies, such as Expeditors International and Southwest Airlines

What is the fund's current strategy?

We have continued to find what we believe to be reasonably valued investment opportunities among a wide range of small and midsize companies. We currently are focusing on companies that appear well positioned to benefit from stronger economic growth. Accordingly, as of the end of the reporting period the fund holds relatively large positions in economically sensitive industry groups, such as energy, producer durables and, to a lesser degree, technology. We have de-emphasized consumer-related and financial stocks, reflecting our view that interest rates have begun to flatten and consumers are reining in spending. The fund also holds fewer utility stocks than its benchmark, because we believe such companies unlikely to prosper under currently troubled industry conditions

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. RETURNS ARE CALCULATED ON A MONTH-END BASIS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE. RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier New Leaders Fund, Inc. Class A shares with the Russell Midcap Index and the Russell 2500 Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER NEW LEADERS FUND, INC. ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE RUSSELL MIDCAP INDEX AND THE RUSSELL 2500 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE NOVEMBER 27, 2002, DREYFUS NEW LEADERS FUND, INC. WAS RENAMED DREYFUS PREMIER NEW LEADERS FUND, INC. EXISTING SHARES WERE REDESIGNATED AS CLASS A SHARES AND THE FUND BEGAN OFFERING CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL MIDCAP INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY BENCHMARK INDEX FOR COMPARING THE FUND'S PERFORMANCE BECAUSE IT IS MORE REPRESENTATIVE OF THE FUND'S INVESTMENT APPROACH. PERFORMANCE FOR THE RUSSELL 2500 INDEX WILL NOT BE PROVIDED IN THE NEXT ANNUAL REPORT.

THE PERFORMANCE OF THE FUND'S CLASS A SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/02

                                                           Inception                                                      From
                                                             Date           1 Year         5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                          (16.63)%         1.56%           8.68%
WITHOUT SALES CHARGE                                                       (11.55)%         2.77%           9.33%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 12/31/02

                                                           Inception                                                      From

                                                             Date           1 Year         5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    11/27/02           --             --              --          (5.33)%
WITHOUT REDEMPTION                                         11/27/02           --             --              --          (1.38)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 11/27/02           --             --              --          (2.34)%
WITHOUT REDEMPTION                                         11/27/02           --             --              --          (1.35)%

CLASS R SHARES                                             11/27/02           --             --              --          (1.30)%
CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                        11/27/02           --             --              --          (5.80)%
WITHOUT SALES CHARGE                                       11/27/02           --             --              --          (1.35)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

December 31, 2002

STATEMENT OF INVESTMENTS

COMMON STOCKS--95.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOS & TRANSPORTS--3.0%

Burlington Northern Santa Fe                                                                    250,000                6,502,500

Expeditors International of Washington                                                          250,000                8,162,500

                                                                                                                      14,665,000

CONSUMER--17.7%

CDW Computer Centers                                                                            150,000  (a)           6,577,500

Coach                                                                                           240,000  (a)           7,900,800

Family Dollar Stores                                                                            175,000                5,461,750

Hilton Hotels                                                                                   400,000                5,084,000

Jones Apparel Group                                                                             200,000  (a)           7,088,000

MGM Mirage                                                                                      170,000  (a)           5,604,900

Moody's                                                                                         120,000                4,954,800

Robert Half International                                                                       325,000  (a)           5,235,750

Starwood Hotels & Resorts Worldwide                                                             200,000                4,748,000

TJX Cos.                                                                                        250,000                4,880,000

Tiffany & Co.                                                                                   269,000                6,431,790

USA Interactive                                                                                 385,000  (a)           8,801,100

UST                                                                                             220,000                7,354,600

Westwood One                                                                                    190,000  (a)           7,098,400

                                                                                                                      87,221,390

ENERGY--8.6%

Anadarko Petroleum                                                                              125,000                5,987,500

BJ Services                                                                                     200,000  (a)           6,462,000

ENSCO International                                                                             250,000                7,362,500

Halliburton                                                                                     375,000                7,016,250

Murphy Oil                                                                                      180,000                7,713,000

Ocean Energy                                                                                    399,000                7,968,030

                                                                                                                      42,509,280

FINANCIAL SERVICES--19.3%

ACE                                                                                             225,000                6,601,500

Banknorth Group                                                                                 415,500                9,390,300

City National                                                                                   157,500                6,928,425

Commerce Bancshares                                                                             191,625                7,528,946

First Virginia Banks                                                                            262,500                9,772,875

John Hancock Financial Services                                                                 180,000                5,022,000

New York Community Bancorp                                                                      225,000                6,498,000

PartnerRe                                                                                       135,000                6,995,700

Protective Life                                                                                 298,500                8,214,720


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Sovereign Bancorp                                                                               450,000                6,322,500

St. Paul Cos.                                                                                   235,000                8,001,750

Synovus Financial                                                                               300,000                5,820,000

XL Capital, Cl. A                                                                               100,000                7,725,000

                                                                                                                      94,821,716

HEALTH CARE--12.2%

Anthem                                                                                          110,000  (a)           6,919,000

Bard (C.R.)                                                                                     101,500                5,887,000

Cephalon                                                                                        175,000  (a)           8,516,900

Health Net                                                                                      300,000  (a)           7,920,000

Lincare Holdings                                                                                216,500  (a)           6,845,730

St. Jude Medical                                                                                150,000  (a)           5,958,000

Teva Pharmaceutical Industries, ADR                                                             290,000               11,196,900

Universal Health Services, Cl. B                                                                155,000  (a)           6,990,500

                                                                                                                      60,234,030

MATERIALS & PROCESSING--9.9%

Dover                                                                                           235,000                6,852,600

Inco                                                                                            300,000  (a)           6,366,000

International Flavors & Fragrances                                                              250,000                8,775,000

PPG Industries                                                                                  130,000                6,519,500

Placer Dome                                                                                     550,000                6,325,000

Rohm & Haas                                                                                     200,000                6,496,000

Smurfit-Stone Container                                                                         475,000  (a)           7,310,725

                                                                                                                      48,644,825

PRODUCER DURABLES--8.4%

Cooper Industries, Cl. A                                                                        225,000                8,201,250

Danaher                                                                                         100,000                6,570,000

Eaton                                                                                            95,000                7,420,450

ITT Industries                                                                                  105,000                6,372,450

Ingersoll-Rand, Cl. A                                                                           150,000                6,459,000

L-3 Communications Holdings                                                                     145,000  (a)           6,511,950

                                                                                                                      41,535,100

TECHNOLOGY--11.2%

BEA Systems                                                                                     785,000  (a)           9,003,950

Electronic Arts                                                                                  90,000  (a)           4,479,300

Intuit                                                                                          175,000  (a)           8,211,000

Microchip Technology                                                                            502,500               12,286,125

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Network Appliance                                                                               675,000  (a)           6,750,000

PeopleSoft                                                                                      400,000  (a)           7,320,000

Symantec                                                                                        180,000  (a)           7,281,000

                                                                                                                      55,331,375

UTILITIES--5.3%

Constellation Energy Group                                                                      190,000                5,285,800

Pinnacle West Capital                                                                           160,000                5,454,400

Progress Energy                                                                                 185,000                8,019,750

TXU                                                                                             400,000                7,472,000

                                                                                                                      26,231,950

TOTAL COMMON STOCKS

   (cost $382,995,751)                                                                                               471,194,666
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--7.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.17%,1/2/2003                                                                            19,978,000               19,977,400

   1.06%,1/23/2003                                                                            9,544,000                9,537,796

   1.18%, 2/6/2003                                                                              352,000                  351,620

   1.17%, 2/13/2003                                                                             206,000                  205,730

   1.19%, 2/20/2003                                                                           1,787,000                1,784,284

   1.18%, 2/27/2003                                                                           6,051,000                6,041,132

TOTAL SHORT-TERM INVESTMENTS
   (cost $37,896,192)                                                                                                 37,897,962
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $420,891,943)                                                             103.3%             509,092,628

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (3.3%)            (16,353,112)

NET ASSETS                                                                                        100.0%             492,739,516

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           420,891,943   509,092,628

Cash                                                                    622,641

Dividends receivable                                                    594,148

Receivable for shares of Common Stock subscribed                        296,519

Prepaid expenses                                                         85,044

                                                                    510,690,980
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           491,235

Payable for shares of Common Stock redeemed                          17,091,633

Accrued expenses and other liabilities                                  368,596

                                                                     17,951,464
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      492,739,516
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     404,786,536

Accumulated undistributed investment income--net                         36,047

Accumulated net realized gain (loss) on investments                    (283,752)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      88,200,685
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      492,739,516

NET ASSET VALUE PER SHARE

                                                   Class A           Class B             Class C           Class R          Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                 492,628,132            73,635              35,775               987           986.57

Shares Outstanding                              14,097,672             2,108           1,024.159            28.233           28.233
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                     34.94             34.93               34.93             34.96            34.94

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends:

  Unaffiliated issuers (net of $15,777 foreign taxes withheld at source)
                                                                     5,776,642

  Affiliated issuers--Note 1(c)                                        591,072

Interest                                                               558,641

TOTAL INCOME                                                         6,926,355

EXPENSES:

Management fee--Note 3(a)                                            4,227,802

Shareholder servicing costs--Note 3(c)                               2,239,835

Prospectus and shareholders' reports                                   220,165

Professional fees                                                       75,221

Custodian fees--Note 3(c)                                               47,609

Registration fees                                                       40,812

Directors' fees and expenses--Note 3(d)                                 40,407

Distribution fees--Note 3(b)                                                23

Loan commitment fees--Note 2                                             6,135

Miscellaneous                                                           11,073

TOTAL EXPENSES                                                       6,909,082

INVESTMENT INCOME--NET                                                  17,273
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Unaffiliated issuers                                                (453,320)

  Affiliated issuers--Note 1(c)                                        169,568

NET REALIZED GAIN (LOSS)                                              (283,752)

Net unrealized appreciation (depreciation) on investments          (68,471,482)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (68,755,234)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (68,737,961)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                            ------------------------------------

                                                     2002(a)              2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                      17,273             (356,645)

Net realized gain (loss) on investments          (283,752)          20,465,318

Net unrealized appreciation
   (depreciation) on investments              (68,471,482)         (87,975,701)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (68,737,961)         (67,867,028)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

CLASS A SHARES                                   (621,574)         (23,642,615)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                112,734,072           97,207,196

Class B shares                                     74,080                   --

Class C shares                                     36,135                   --

Class R shares                                      1,000                   --

Class T shares                                      1,000                   --

Dividends reinvested:

Class A shares                                    591,254           22,418,988

Cost of shares redeemed:

Class A shares                               (155,022,638)        (122,286,365)

Redemption fee                                     20,153               23,962

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (41,564,944)          (2,636,219)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (110,924,479)         (94,145,862)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           603,663,995          697,809,857

END OF PERIOD                                 492,739,516          603,663,995

Undistributed investment income--net               36,047                   --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended December 31,
                                               ---------------------------------

                                                     2002(a)              2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     2,956,113            2,345,122

Shares issued for dividends reinvested             14,347              579,886

Shares redeemed                                (4,139,903)          (2,990,021)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,169,443)             (65,013)
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                         2,108                   --
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                         1,024                   --
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            28                   --
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            28                   --

(A) THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 27, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND ADDED CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended December 31,
                                                             -----------------------------------------------------------------------
CLASS A SHARES                                                   2002(a)        2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            39.54          45.51           50.67          41.31         44.35

Investment Operations:

Investment income (loss)--net                                     .00(b,c)      (.02)(b)        (.02)(b)       (.04)(b)      (.10)

Net realized and unrealized
   gain (loss) on investments                                   (4.56)         (4.37)           4.03          15.33         (1.78)

Total from Investment Operations                                (4.56)         (4.39)           4.01          15.29         (1.88)

Distributions:

Dividends from net realized
   gain on investments                                           (.04)         (1.58)          (9.17)         (5.93)        (1.17)

Redemption fee reimbursement                                      .00(c)         .00(c)          .00(c)         .00(c)        .01

Net asset value, end of period                                  34.94          39.54           45.51          50.67         41.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (11.55)(d)      (9.56)           8.60          37.42         (3.95)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.23           1.16            1.10           1.13          1.14

Ratio of net investment income
   (loss) to average net assets                                   .00(e)        (.06)           (.03)          (.08)         (.21)

Portfolio Turnover Rate                                        113.51         111.66           97.33          95.49        107.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         492,628        603,664         697,810        673,351       684,748

(A)  THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 27, 2002.
THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  Year Ended December 31, 2002(a)
                                                                --------------------------------------------------------------------

                                                                  Class B             Class C          Class R           Class T
                                                                   Shares              Shares           Shares            Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                35.42               35.42            35.42            35.42

Investment Operations:

Investment income--net(b)                                             .01                 .03              .03              .01

Net realized and unrealized
   gain (loss) on investments                                        (.50)               (.52)            (.49)            (.49)

Total from Investment Operations                                     (.49)               (.49)            (.46)            (.48)

Net asset value, end of period                                      34.93               34.93            34.96            34.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 (1.38)(d)           (1.35)(d)        (1.30)           (1.35)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)                            .19                 .19              .09              .14

Ratio of net investment income

   to average net assets(c)                                           .05                 .08              .07              .02

Portfolio Turnover Rate                                            113.51              113.51           113.51           113.51
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  74                  36                1                1

(A) FROM NOVEMBER 27, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New Leaders Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On October 21, 2002, the fund's Board of Directors approved, effective November 27, 2002, a change of the fund's name from "Dreyfus New Leaders Fund, Inc." to "Dreyfus Premier New Leaders Fund, Inc." coinciding with the fund implementing a multiple class structure. Shareholders, on November 27, 2002, were classified as Class A shareholders and the fund added Class B, Class C, Class R and Class T shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (35 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized), Class R (15 million shares authorized) and Class T (5 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $358 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) AFFILIATED ISSUERS: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act.

The following summarizes non-controlled affiliated issuers during the period ended December 31, 2002:

                                                                  Shares
                                             -----------------------------------------------------
                                              Beginning                                End of            Dividend        Market
Name of issuer                                of Period    Purchases        Sales      Period           Income ($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

STI Holdings

     (Common)((+))                               81,984           --       81,984          --             158,246            --

STI Holdings

     (Conv. Preferred)((+))                     243,385           --      243,385          --             432,826            --

       TOTAL                                                                                              591,072

((+))  NOT AN AFFILIATED ISSUER AT DECEMBER 31, 2002.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $36,047, accumulated capital losses $283,752 and unrealized appreciation $88,200,685.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: long-term capital gains $621,574 and $23,642,615.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $18,774, increased net realized gain (loss) on investments by $1,379 and decreased paid-in capital by $20,153. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended December 31, 2002, the Distributor retained $1,791 from commissions earned on sales of the fund's Class A shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2002, Class B, Class C and Class T shares were charged $14, $9 and $0 respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2002, Class A, Class B, Class C and Class T shares were charged $1,409,259, $5, $3 and $0, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $278,850 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2002, the fund was charged $47,609 pursuant to the custody agreement.

(D) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(E) A 1% redemption fee was charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege until November 27, 2002.

(F) During the period ended December 31, 2002, the fund incurred total brokerage commissions of $2,218,896, of which $22,686 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $609,919,915 and $654,757,646, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $420,891,943 accordingly, accumulated net unrealized appreciation on investments was $88,200,685, consisting of $90,929,880 gross unrealized appreciation and $2,729,195 gross unrealized depreciation.

NOTE 5--Subsequent Event:

On October 30, 2002, the fund's Board of Directors approved an Agreement and Plan of Reorganization, subject to the approval of shareholders of Dreyfus Premier Aggressive Growth Fund and Dreyfus Aggressive Growth Fund, providing for the fund to acquire the net assets of Dreyfus Premier Aggressive Growth Fund and Dreyfus Aggressive Growth Fund in exchange for shares of common stock of the fund.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier New Leaders Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New Leaders Fund, Inc., (formerly Dreyfus New Leaders Fund, Inc.) including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New Leaders Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 6, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0409 per share as a long-term capital gain distribution paid on March 28, 2002.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*     The Muscular Dystrophy Association, Director

*     Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                                --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Corporate Director and Trustee.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*     John F. Kennedy Library Foundation, Director

*     U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                                --------------

Hodding Carter III (67)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-Present)

*     President and Chairman of MainStreet TV (1985-1998)

*     Knight Professor in Journalism at the University of Maryland (1995-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Ehud Houminer (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University

*     Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*     Avnet Inc., an electronics distributor, Director

*     Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Richard C. Leone (62)

Board Member (1984)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Hans C. Mautner (65)

Board Member (1984)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman and a Director of Simon Property Group, a real estate investment company, (1998-Present)

*     Chairman of Simon Global Limited (1998-Present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors (1977-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Robin A. Pringle (39)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of The National Mentoring Partnership (formerly, The One to One Partnership), a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

John E. Zuccotti (65)

Board Member (1984)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                 For More Information

                        Dreyfus Premier
                        New Leaders Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  085AR1202